UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 10, 1997

                         CAPITAL AUTO RECEIVABLES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-06039           38-3082892
-------------------------------    ----------      -------------------
(State or other jurisdiction of    Commission        (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                       19801
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    302-658-7581
                                                      ------------


Items 1-4.        Not Applicable.

Item 5.           Other Events.

                  On  April  8,  1997,   the   registrant   made  available  to
                  prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $1,408,404,075.83 Aggregate Principal Amount of Class A 6.50% Asset Backed Certificates, Series 1997-A and $93,893,605.06 Aggregate Principal Amount of Class B 6.50% Asset Backed Certificates, Series 1997-A of Capital Auto Receivables, Inc. Only the Class A Certificates are being offered for sale. The Class B Certificates are not being offered for sale and initially will be held by Capital Auto Receivables, Inc. The series term sheet is attached hereto as
                  Exhibit 99.

Item 6.           Not applicable.

Item 7.           Exhibits.

Exhibit 99.       The  following is filed as an Exhibit to this Report under
                  Exhibit 99.

                        Series Term Sheet dated April 8, 1997, with respect to the proposed issuance of the Class A Asset Backed Certificates and the Class B Asset Backed Certificates of Capital Auto Receivables, Inc. 1997-A.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CAPITAL AUTO RECEIVABLES, INC.
                             ----------------------------------------
                                         (Registrant)


                              s/ Eric A. Feldstein
                             ----------------------------------------
Dated:     April 10, 1997    Eric A. Feldstein, Chairman of the Board
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                             s/ John R. Rines
                             ----------------------------------------
Dated:     April 10, 1997    John R. Rines, President and Director
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                                  EXHIBIT INDEX

Exhibit             Description                               Page
-------             -----------                               ----

99                  Series Term Sheet dated April 8, 1997